SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 Current Report
                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act Of 1934


         Date of Report (Date of earliest event reported): May 21, 2004
                                                           ---------------------

                            BG FINANCIAL GROUP, INC.
                (as successor in interest to Bank of Greeneville)
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        Tennessee                  To Be Assigned               20-0307691
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(State or Other Jurisdiction of    (Commission               (I.R.S. Employer
Incorporation or Organization)     File Number)           Identification Number)

3095 East Andrew Johnson Highway, Greeneville, Tennessee            37745
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      (Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code:       (423) 636-1555
                                                     ---------------------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.    Other Events and Regulation FD Disclosure.

                   Registration of Securities Under Rule 12g-3
              Under the Securities Exchange Act of 1934, as amended
              -----------------------------------------------------

     On January 15, 2004, the shareholders of Bank of Greeneville ("Bank of Greeneville") approved a Plan of Share Exchange (the "Plan of Share Exchange") between BG Financial Group, Inc. ("BG Financial") and Bank of Greeneville whereby the common shares of Bank of Greeneville were exchanged, on a one for one basis, for common shares of BG Financial. The shares were exchanged on a one for one basis, with no additional consideration being exchanged in connection with this transaction. The exchange became effective on January 23, 2004, and, as a result, Bank of Greeneville became a wholly-owned subsidiary of BG Financial. Bank of Greeneville filed its final Form 10-KSB with the Federal Deposit Insurance Corporation (the "FDIC") on April 15, 2004 and its final Form 10-QSB with the FDIC on May 14, 2004.

     The shareholders of Bank of Greeneville common stock received substantially the same proportional share interest in BG Financial as they held in Bank of Greeneville. Moreover, the acquisition of Bank of Greeneville by BG Financial occurred solely as part of a reorganization in which holders of Bank of Greeneville shares exchanged their shares for shares of common stock in BG Financial, which owned no significant assets other than the securities of Bank of Greeneville. Hence, BG Financial has substantially the same assets and liabilities as Bank of Greeneville had prior to the share exchange. The 2,295,775 shares of common stock of BG Financial issued in connection with this reorganization were exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 3(a)(12) thereunder.

     As a result of the reorganization, BG Financial is the successor issuer to Bank of Greeneville, as provided in Rule 12g-3 of the Securities Exchange Act of 1934 (the "Exchange Act"). Prior to this reorganization, Bank of Greeneville was subject to the information requirements of the Exchange Act and, in accordance with Section 12(i) thereof, was required to file reports and other financial information with the FDIC. Such reports and other information filed by Bank of Greeneville with the FDIC may be inspected and copied at the public reference facilities of the FDIC, at 801 17th Street, NW, Room 100, Washington, D.C. 20434. Copies of such material can be obtained from the FDIC at prescribed rates by addressing written requests for such copies to the FDIC, Registration and Disclosure Section, 550 17th Street, N.W., Washington, D.C. 20429. After the completion of the transaction, Bank of Greeneville had only one (1) record shareholder, which allowed Bank of Greeneville to deregister its common stock and discontinue the filing of periodic reports with the FDIC pursuant to the Exchange Act. As of the date of this filing, Bank of Greeneville has filed the appropriate documents to deregister its securities with the FDIC pursuant to the Exchange Act.

     This Form 8-K is being filed by BG Financial as the initial report of BG Financial to the Securities and Exchange Commission (the "Commission") and as notice that BG Financial is the successor issuer to Bank of Greeneville under Rule 12g-3 of the Exchange Act. Pursuant to this Rule 12g-3, the common stock of BG Financial is deemed to be registered under Section 12(g) of the Exchange Act. As a result, BG Financial is thereby subject to the information requirements of the Exchange Act and the rules and regulations promulgated thereunder, and in accordance therewith will file reports, proxy statements and other information with the Commission.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Financial Statements


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

            Not applicable

      (b)   Pro Forma Financial Information

            Not applicable

      (c)   Exhibits


EXHIBIT                    DESCRIPTION

2.1           Charter of BG Financial Group, Inc.

2.2           By-laws of BG Financial Group, Inc.

3.1           Form of BG Financial Group, Inc. Common Stock Certificate

8.1 Articles of Share Exchange of Bank of Greeneville and BG Financial Group, Inc. as filed on January 23, 2004.

8.2 Plan of Share Exchange dated as of January 16, 2004 between Bank of Greeneville and BG Financial Group, Inc.










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

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      BG FINANCIAL GROUP, INC.


Dated:   May 21, 2004                 By:   /s/ J. Robert Grubbs
                                          --------------------------------------
                                           J. Robert Grubbs
                                           Chief Executive Officer and President









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